TRANSAMERICA FUNDS

Supplement to the Currently Effective ClearTrack Prospectus

Effective immediately, the following funds are added alphabetically to the table in the ClearTrack Prospectus under the section entitled “List and Description of Certain Underlying Funds”:

Fund Name

Transamerica International Sustainable Equity

Transamerica Sustainable Growth Equity

Effective immediately, the following information for Transamerica International Sustainable Equity and Transamerica Sustainable Growth Equity is added alphabetically to the section entitled “List and Description of Certain Underlying Funds” in the ClearTrack Prospectus:

Transamerica International Sustainable Equity

Principal Investment Strategies: Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common stock of companies in foreign developed and emerging markets (including frontier market countries), that the fund’s sub-adviser, Calamos Advisors LLC (the “sub-adviser”), believes have above average growth potential and meet the sub-adviser’s sustainability criteria. The fund will generally be invested in a minimum of five (5) countries outside the U.S.

The fund considers foreign (non-U.S.) companies to be those companies that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries. Foreign companies may include companies doing business in the U.S. but meet the fund’s general criteria of a foreign company described above. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. To determine if a country is an emerging market or frontier market country, the sub-adviser will use the classification provided by MSCI, Inc. Foreign securities include American Depositary Receipts (“ADRs”) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers.

The sub-adviser’s stock selection process incorporates the sub-adviser’s belief that companies able to sustain success over the long term share certain defining characteristics. The sub-adviser has found that these characteristics apply whether the company is an established global market leader or a smaller regional player with a new or better product. The sub-adviser believes that valuation is also an important aspect of stock selection and analyzes a company’s stock price relative to its history, the market, and its peers in an effort to avoid overpaying for, what the sub-adviser considers to be, an excellent company. In its stock selection process, the sub-adviser screens out companies with $2 billion or less in market caps and less than $1 million in average daily trading volume.

The sub-adviser utilizes a proprietary environmental, social and governance (“ESG”) rating system, considering both quantitative and qualitative factors, to identify what it considers to be responsible, engaged companies (companies that demonstrate awareness and action surrounding the material ESG issues facing their businesses and industries).The sub-adviser believes that a company’s understanding of ESG principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value. The sub-adviser considers a company’s position on various factors such as ecological limits, environmental stewardship, environmental strategies, stance on human rights and equality, societal impact as well as its corporate governance practices. The sub-adviser conducts fundamental research to find issuers it views as having attractive ESG and financial attributes. In conducting fundamental research, the sub-adviser combines traditional investment information with its proprietary three-pronged ESG process to identify investments which it believes promote certain ESG characteristics. The sub-adviser believes that its ESG process creates a full picture of how an issuer behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The three-pronged ESG process consists of: 1) exclusionary screens; 2) materiality assessments; and 3) ESG impact scoring. The sub-adviser utilizes a range of data sources as part of its proprietary ESG ratings system. These data sources may include, but are not limited to: corporate disclosures, third-party research providers (e.g., MSCI ESG, Bloomberg, etc.), non-governmental organizations and non-profits (e.g., Greenpeace, Friends of Earth, etc.), academic publications, news services and memberships. The sub-adviser does not solely rely on the ESG ratings of any third-party research providers.

The sub-adviser’s philosophy and process results in certain industries and business activities that are viewed as too environmentally risky or present social outcomes that are too unattractive to warrant investment consideration and are avoided through exclusionary screens. Those industries and businesses are: agricultural biotechnology, alcohol, animal testing, fossil fuels, gambling, metals/mining, nuclear energy, tobacco, and weapons. The sub-adviser will generally exclude a company from investment consideration to the extent the company derives more than 5% of its revenue or profits from such an industry or business activity. Regarding animal testing, the sub-adviser evaluates companies involved in animal testing on a case-by-case basis depending on purpose and methods.

The sub-adviser’s materiality assessment begins by leveraging the sub-adviser’s consideration of identified ESG risks facing each company at the industry or sub-industry level. Utilizing third-party materiality mapping tools, including Sustainability Accounting Standards Board Standards (“SASB”), BNP Exane’s materiality map and S&P Global’s Sustainability Yearbook, combined with the team’s own insights and emphasis on environmental leadership, a Calamos-branded materiality thesis is developed. SASB Standards identify the subset of ESG issues most relevant to financial performance in each of 77 industries. BNP Exane identifies ESG issues that are material to each company’s business. S&P Global’s Sustainability Yearbook evaluates the impact of ESG events and performance within industries and highlights the key factors driving ESG actions/issues.

Overlaying these top-down and bottom-up approaches, the sub-adviser then utilizes a proprietary ESG scoring system, which considers both quantitative and qualitative factors to assign scores to potential fund investments. The sub-adviser’s scoring system considers the sub-adviser’s view of an issuer’s position in respect of various ESG characteristics, including product contribution to a sustainable economy; product lifecycle innovation; operational efficiencies; inclusive finance; ensuring health and providing basic services; as well as an issuer’s corporate governance practices. Companies are scored by the sub-adviser on ESG characteristics in the following categories: product innovation, lifecycle analysis and design (i.e., sustainable procurement, packaging and end of life), operational efficiencies (carbon, energy, waste and water strategies), leadership and employee engagement, ESG disclosures, and human development and contribution (i.e., ensuring health, inclusive finance and providing basic services). A company must earn a score higher than 3 (on a 1-5 scale) in one of the identified categories to be considered by the sub-adviser for inclusion in the fund. All potential fund investments are assigned an ESG score and companies with an ESG score of 3 or lower are not eligible for investment by the fund.

The sub-adviser may sell stocks for several reasons, including when the stock no longer meets its ESG criteria, when the security declines in value, when the sub-adviser believes it is overvalued, or when it no longer reflects the investment thesis defined by the sub-adviser.

The fund generally seeks diversification by country and economic sector. The fund invests primarily in common stocks, ADRs, EDRs and GDRs.

The fund’s sub-adviser will not typically utilize derivatives except for purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). The fund may also invest in exchange-traded funds for these purposes.

The fund may invest in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

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Transamerica Sustainable Growth Equity

Principal Investment Strategies: The fund’s sub-adviser, Westfield Capital Management Company, L.P. (the “sub-adviser”), invests primarily in equity securities, principally common and preferred stocks of U.S. large capitalization companies which, in the sub-adviser’s view, exhibit potential for growth and have favorable environmental, social and governance (“ESG”) characteristics. Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of U.S. large cap companies that have been assigned a “Strong” ESG rating by the sub-adviser. The fund considers large cap companies to be those with a market cap within the market-cap range of the Russell 1000® Growth Total Return Index at the initial time of purchase in the fund. As of December 31, 2022, the market cap range of the Russell 1000® Growth Total Return Index was between $735.67 million and $2.07 trillion.

The sub-adviser combines fundamental research with independent ESG research in an effort to identify reasonably priced stocks of companies with accelerating or underappreciated earnings potential and favorable ESG characteristics. The fund utilizes an active, fundamental, bottom-up approach to investing in domestic equity securities. The sub-adviser enhances its fundamental research by using sustainability analysis to assign an ESG rating to potential investments as described below.

From a fundamental research perspective, the sub-adviser uses an in-depth due diligence process to identify companies that it believes possess the following characteristics:

•	Sustainable business model

•	Durable competitive advantage

•	Underappreciated earnings growth

•	Asymmetrical risk/reward

•	Compelling valuation

•	Strong balance sheets

•	Superior company management

The sub-adviser uses a due diligence process to critically assess each investment opportunity from an ESG perspective. This proprietary ESG research process generally includes interviews with key management team contacts, reviews of material sustainability metrics from public filings and third-party data, and additional independent research.

The sub-adviser’s analysis of a company’s ESG profile focuses on materiality of ESG factors to the company and expected impact on shareholder value, varies by sector, and is specific to each company. Environmental factors considered may include climate change and energy transition; social factors considered may include human capital management and data security practices; and governance factors considered may include ESG oversight and executive and board compensation. The output of the sub-adviser’s proprietary ESG research process is a report that includes a standardized evaluation (“ESG Rating”) of “Strong,” “Neutral,” or “Weak” for each company. The sub-adviser’s analytical framework evaluates companies across the following three ESG pillars:

•	Product or Service Impact (What a company makes)

•	Operating Environmental & Social Practices (How a company makes their products)

•	Governance & Risks (How a company manages risks in making the product)

The sub-adviser’s ESG evaluation accounts for how a business compares on each pillar relative to its industry peers, the market cap size of the company, and the sub-adviser’s views of both the company’s current status as well as its improvement over time.

Securities are eligible for investment by the fund if approved by the sub-adviser’s Investment Committee from a fundamental research standpoint. Next, only those companies that have been assigned a “Strong” ESG Rating by the sub-adviser are eligible for inclusion in the fund. Securities that are rated “Neutral” or “Weak” by this process are not eligible for inclusion in the fund. The sub-adviser constructs the fund’s portfolio taking into consideration each company’s ESG Rating, business quality, growth outlook, valuation, and analyst conviction. Additional considerations by the sub-adviser include existing exposures, thematic overlap, and macro environment.

The fund will typically consist of approximately 35 to 50 equity securities. Generally, no equity position will exceed the greater of either five percent of the fund or two percent more than the security’s weight in the fund’s benchmark, the Russell 1000® Growth Total Return Index, both valued at market. Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 15% of the fund’s net assets.

The fund is a non-diversified fund, meaning that a larger percentage of its assets may be invested in fewer issuers.

The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 10% of the fund’s net assets.

All investments by the fund, with the exception of cash and cash equivalents, are subject to the sub-adviser’s sustainability analysis.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

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Investors Should Retain this Supplement for Future Reference

March 31, 2023